Consolidated Statements Of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Comprehensive Income
Net income	$ 10,198	$ 10,217	$ 11,601
Other comprehensive income	221	2,363	643
Total Comprehensive Income	10,419	12,580	12,244
Comprehensive income attributable to noncontrolling interest	7,795	7,633	6,810
Comprehensive income attributable to Verizon	$ 2,624	$ 4,947	$ 5,434